Registration No. 333-______

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |_| Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

          It is proposed that this filing will become effective on October 22, 2004 pursuant to Rule 488.

          An indefinite number of Registrant’s shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

Part A Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Transaction	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Premier California Tax Exempt Bond Fund, dated May 14, 2004(1)

Item 13.	Additional Information About the Fund Being Acquired	Not Applicable

Item 14.	Financial Statements	Annual Report of Dreyfus California Municipal Income Fund, Inc. dated September 30, 2003(2); Semi-Annual Report dated March 31, 2004(3); Annual Report of Registrant dated May 31, 2004(4)

PART C

Item 15. Item 16. Item 17.	Indemnification Exhibits Undertakings

________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A, filed May 13, 2004 (File No. 2-84105).

(2)	Incorporated herein by reference to Dreyfus California Municipal Income, Inc.'s Annual Report, filed December 1, 2003 (File No. 811-05653).

(3)	Incorporated herein by reference to Dreyfus California Municipal Income, Inc.'s Semi-Annual Report, filed May 28, 2004 (File No. 811-05653).

(4)	Incorporated herein by reference to Registrant's Annual Report, filed August 4, 2004 (File No. 811-03757).

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus California Municipal Income, Inc. (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), in exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, an open-end investment company, which has a substantially similar investment objective and management policies as the Fund. The Acquiring Fund, like the Fund, normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California State income taxes.

          If the reorganization is approved by Fund shareholders, each Fund shareholder will receive for his or her Fund shares a number of Acquiring Fund shares equal to the aggregate NET ASSET VALUE of the shareholder's Fund shares as of the date of the reorganization.

          The Fund's shares have traded on the American Stock Exchange at an average discount from net asset value of more than 10% for approximately [18] consecutive weeks through August 31, 2004, ranging from approximately ___% to ___%. After considering other reasonable alternatives, the Fund's Board of Directors determined that merging the Fund into the larger Acquiring Fund is the most appropriate way for the Fund to eliminate the market discount. Following the September 21, 2004 announcement of the Board's approval of the reorganization, the Fund's shares traded at a discount from net asset value that ranged from __% to __% through October __, 2004. The Board believes that exchanging Fund shares for Acquiring Fund shares will offer shareholders greater liquidity and additional benefits. The Dreyfus Corporation ("Dreyfus"), the Fund's and Acquiring Fund's investment adviser, also has concluded that it would be appropriate to consolidate the Fund with another fund in the Dreyfus Family of Funds having a similar investment objective and management policies as the Fund, as opposed to operating the Fund as a separate open-end fund, and recommended to the Fund's Board of Directors that the Fund be consolidated with the Acquiring Fund. Dreyfus believes that the proposed reorganization could promote more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

          After careful review, the Fund's Board of Directors has unanimously approved the proposed reorganization. The Directors believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

          Remember, your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

          To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-________.

Sincerely, Stephen E. Canter President

October __, 2004

TRANSFER OF THE ASSETS OF
DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
TO AND IN EXCHANGE FOR CLASS Z SHARES OF
DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS CALIFORNIA MUNICIPAL INCOME INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

If shareholders of Dreyfus California Municipal Income, Inc. (the "Fund") approve the proposed reorganization, you will become a shareholder of Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about December __, 2004 (the "Closing Date"), and will no longer be a shareholder of the Fund. The Fund will then cease operations. You will receive Class Z shares of the Acquiring Fund with a value equal to the net asset value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Fund's Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in an open-end fund that also is managed by Dreyfus. Shares of the Acquiring Fund are priced on each day the New York Stock Exchange is open for business and you may redeem all or a part of your shares at the then-current net asset value per share. As a shareholder of the Acquiring Fund, you also will have the ability to exchange your shares for shares of other open-end funds in the Dreyfus Family of Funds. By combining the Fund with the Acquiring Fund, as opposed to operating the Fund as a separate open-end investment company, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. Both the Fund and the Acquiring Fund seek as high a level of current income exempt from federal and California State income taxes as is consistent with the preservation of capital. The investment policies, practices and limitations of each fund (and the related risks) are similar, but not identical. The Acquiring Fund, like the Fund, normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California State income taxes. The Fund invests only in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. The Acquiring Fund invests at least 80% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. The Acquiring Fund may invest the remainder of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the Fund's and the Acquiring Fund's respective portfolio generally exceeds ten years. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization.

WHAT ARE SOME OF THE PRIVILEGES I WILL ENJOY AS A SHAREHOLDER OF THE ACQUIRING FUND?

As a shareholder of an open-end fund in the Dreyfus Family of Funds, you will receive shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. You also may purchase and sell Class Z shares of the Acquiring Fund online through the Dreyfus.com website.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE?

No. Under its agreement with Dreyfus, the Fund pays Dreyfus a monthly fee at the annual rate of 0.70% of the value of the Fund's average weekly net assets and the Acquiring Fund pays Dreyfus a management fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization nor will you be subject to a sales charge on any additional investments you make in Class Z shares of the Acquiring Fund, or a CDSC upon the redemption of such shares, for as long as your account is open. Any subsequent redemption of Class Z shares of the Acquiring Fund which are purchased after the reorganization and are owned for less than 30 days will be subject to a redemption fee.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the anticipated benefits to shareholders of each fund as a result of the reorganization, expenses relating to the proposed reorganization will be split proportionately between the Fund and the Acquiring Fund, based on the net assets of each fund on the date of the consummation of the reorganization.

HOW DOES THE BOARD OF DIRECTORS OF THE FUND RECOMMEND I VOTE?

The Board of Directors has determined that reorganizing the Fund into an open-end fund managed by Dreyfus, that has a substantially similar investment objective and investment policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue the same investment goals in an open-end fund that offers and redeems its shares at net asset value. By combining the Fund with the Acquiring Fund, as opposed to operating the Fund as a separate open-end fund, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio.

The Fund's Board of Directors believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Directors recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus California Municipal Income, Inc. (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Friday, December 17, 2004, at _:__ _.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class Z shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class Z shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Shareholders of record at the close of business on October 25, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Michael A. Rosenberg Secretary

New York, New York
_______, 2004

WE NEED YOUR PROXY VOTE

          A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

To And In Exchange For Class Z Shares Of

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

PROSPECTUS/PROXY STATEMENT
October __, 2004

Special Meeting of Shareholders
To Be Held on Friday, December 17, 2004

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus California Municipal Income, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Friday, December 17, 2004, at _:_0 _.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on October 25, 2004 are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets to Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class Z shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class Z shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

          This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated October __, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Acquiring Fund is an open-end, non-diversified management investment company advised by Dreyfus. The Fund is a closed-end, non-diversified management investment company advised by Dreyfus; the Fund's shares trade on the American Stock Exchange under the symbol "DCG." The Acquiring Fund and the Fund have substantially similar investment objectives and management policies. Each fund also has the same primary portfolio manager. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated May 14, 2004, and Annual Report for its fiscal year ended May 31, 2004 (including its audited financial statements for the fiscal year) each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's Annual Report for the fiscal year ended September 30, 2003 and Semi-Annual Report for the six months ended March 31, 2004, please call 1-800-___-____, visit the Dreyfus.com website, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

          Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of October __, 2004, there were __________ Fund shares issued and outstanding.

           Proxy materials will be mailed to shareholders of record on or about November 1, 2004.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of the Acquiring Fund's Board Members	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE
ACQUIRING FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus, as amended, and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

          Proposed Transaction. The Fund's Board, including the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or Acquiring Fund, has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder will receive a pro rata distribution of the Acquiring Fund's Class Z shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will be terminated and cease operations.

          As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization, nor will shareholders be subject to a sales charge on any additional investments made in Class Z shares of the Acquiring Fund, or a CDSC upon the redemption of such shares, for as long as the account is open. Any subsequent redemption of Class Z shares which are purchased after the Reorganization and are owned for less than 30 days will be subject to a redemption fee.

          The Fund's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

          Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

          Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus, as amended, and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund and the Acquiring Fund have substantially similar investment goals and investment approaches. The Fund seeks to maximize current income exempt from federal and California personal income taxes to the extent consistent with the preservation of capital. The Acquiring Fund seeks as high a level of current income, exempt from federal and California State income taxes, as is consistent with the preservation of capital. These investment objectives are fundamental policies which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

          To pursue its goal, the Acquiring Fund and the Fund each normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California State personal income taxes. The Fund invests in municipal bonds which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by Dreyfus. The Acquiring Fund invests at least 80% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, the Acquiring Fund may invest up to 20% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.

          The dollar-weighted average maturity of the Acquiring Fund's portfolio normally exceeds ten years, but the Acquiring Fund may invest without regard to maturity. The Fund emphasizes investments in municipal bonds with long-term maturities, but the degree of such emphasis depends upon market conditions existing at the time of investment.

          For each fund, the portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of each fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. A fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

          Although the Acquiring Fund and the Fund seek to provide income exempt from federal and California State income taxes, interest from some of their holdings may be subject to the federal alternative minimum tax. The Fund may invest without limitation and the Acquiring Fund may invest up to 20% of its net assets in municipal bonds subject to the alternative minimum tax. In addition, each fund temporarily may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal income tax.

          The Acquiring Fund may invest up to 15% of its net assets in illiquid securities. The Fund may invest without limitation in illiquid securities.

          Each fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

          The Acquiring Fund also may engage in swap transactions, including interest rate swaps, to mitigate risk, manage duration and reduce portfolio turnover. The Fund currently may not engage in swap transactions.

          The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's or Acquiring Fund's total assets

          For more information on either the Fund's or the Acquiring Fund's management policies, see "Investment Objective and Management Policies" in the Fund's Prospectus, as amended, and "Goal/Approach" in the Acquiring Fund's Prospectus and "Description of the Fund" in the Acquiring Fund's Statement of Additional Information.

          Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are similar. These risks, as primarily described in the Acquiring Fund's Prospectus, are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means you could lose money.

•	Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's effective maturity and duration, the more its share price is likely to react to interest rates.

•	Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the Fund and the Acquiring Fund might have to reinvest the proceeds in an investment offering a lower yield.

•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. High yield ("junk") bonds, in which the Acquiring Fund may invest up to 20% of its assets, involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general. The Fund does not purchase high yield bonds.

•	Liquidity risk. The Acquiring Fund may invest up to 15% of its net assets in illiquid securities. The Fund may invest without limitation in illiquid securities. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

•	State-specific risk. The Acquiring Fund and Fund are subject to the risk that California's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes each fund more sensitive to risks specific to the state and may magnify other risks.

•	Market sector risk. The Acquiring Fund and Fund may overweight or underweight certain industries or market sectors, which may cause such fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•	Derivatives risk. The Acquiring Fund and Fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates), inverse floaters and, with respect to the Acquiring Fund only, swaps. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with such fund's other investments.

•	Non-diversification risk. Each fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the Fund's and Acquiring Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

          As a closed-end investment company, shares of the Fund can and frequently have traded at a discount from their net asset value, but in some cases they can and have traded at a premium. Shares of the Acquiring Fund are purchased and sold at their net asset value and do not trade at a premium or discount to their net asset value. As an open-end fund, the Acquiring Fund is subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds, like the Fund, generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

          Under adverse market conditions, the Acquiring Fund and the Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Acquiring Fund or the Fund invests defensively in these securities, it might not achieve its investment objective.

          The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

          See "Main Risks" in the Acquiring Fund's Prospectus and "Description of the Fund" in the Acquiring Fund's Statement of Additional Information, and "Investment Considerations Relating to Investment in California Municipal Obligations", "Special Considerations" and Investment in Securities Other than California Municipal Obligations" in the Fund's Prospectus, as amended, for a more complete description of investment risks.

          Redemption Fee. Purchases and sales of Fund shares are made on the American Stock Exchange ("AMEX") or otherwise through brokers and dealers and are generally subject to brokerage commissions which vary. Customarily, such commissions may depend upon the size of the transaction, the broker selected and other factors. Class Z shares of the Acquiring Fund are subject to a 0.10% redemption fee payable to the Acquiring Fund on redemptions or exchanges of Acquiring Fund shares owned for less than 30 days.

           Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of May 31, 2004. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of May 31, 2004, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                 Pro Forma After
                                                                  Reorganization
                                             Acquiring Fund       Acquiring Fund
                                 Fund           Class Z              Class Z
                                 ----        --------------      ---------------
Management fees                  .70%             .60%                 .60%
Rule 12b-1 fee                   None             None                 None
Shareholder services fee         None             .04%                 .04%
Other expenses                   .26%             .06%                 .06%
--------------                   ----        --------------      ---------------
Total                            .96%             .70%                 .70%

Expense example

-----------------------------------------------------------------------------------------------------------
                                     1 Year               3 Years             5 Years             10 Years
-----------------------------------------------------------------------------------------------------------

Fund shares                          $98                  $306                $531                $1,178

Acquiring Fund Class Z shares        $72                  $224                $390                $871

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The figures for the Acquiring Fund Class Z pro forma after the Reorganization would be the same as those shown for the Acquiring Fund Class Z. Because actual returns and expenses will be different, the example is for comparison only.

          Past Performance. The bar chart and table below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Fund shows the changes in the performance of the Fund's shares from year to year and the bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class Z shares from year to year. The table for the Fund compares the average annual total returns of the Fund to those of the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for non-California- specific municipal bonds. The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund's Class Z shares to those of the Lehman Brothers Municipal Bond Index. Performance information for the Fund is shown based on market value and net asset value ("NAV"). All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. Class Z shares of the Acquiring Fund generally are not be available for new accounts.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class Z Shares
Year-by-year total returns as of 12/31 each year (%)

   -7.11      +14.07     +3.44      +8.26      +5.84     -4.42      +15.24       +3.49      +8.11       +4.85
-------------------------------------------------------------------------------------------------------------
    '94         '95       '96        '97        '98       '99         '00         '01        '02         '03

Best Quarter:                 Q1 '95             +6.12%
Worst Quarter:                Q1 '94             -4.96%

The year-to-date total return for the Acquiring Fund's Class Z shares as of 9/30/04 was ____ %.

Acquiring Fund — Class Z Shares
Average annual total returns as of 12/31/03

Share Class/Inception Date          1 Year         5 Years          10 Years
--------------------------          ------         -------          --------
Class Z (7/26/83)
returns before taxes                4.85%           5.26%             4.96%

Class Z
returns after taxes
on distributions                    4.63%           5.06%             4.84%

Class Z
returns after taxes
on distributions and
sale of fund shares                 4.73%           5.08%             4.88%

Lehman Brothers Municipal
Bond Index
reflects no deduction for
fees, expenses or taxes             5.31%           5.83%             6.03%

Fund
Year-by-year total returns as of 12/31 each year (%)

   NAV:       -6.18     18.24      7.35      7.88      5.06      -5.57       12.22      4.38       5.22       5.79
------------ --------- --------- --------- --------- --------- ----------- ---------- ---------- ---------- ----------
  Market
  Value:      -8.31      3.96     11.85     32.65      7.21      -18.86      10.40      6.49       1.70       3.98
------------ --------- --------- --------- --------- --------- ----------- ---------- ---------- ---------- ----------
               '94       '95       '96       '97       '98        '99         '00        '01        '02        '03

Best Quarter (NAV):                       Q3 '95           +5.04%

Worst Quarter (NAV):                      Q1 '94           -5.16%

Best Quarter (Market Value):              Q1 '97           +12.98%

Worst Quarter (Market Value):             Q4 '99           -14.82%

The Fund's year-to-date total return as of 9/30/04 was ___% based on NAV and __% on market value.

Fund
Average annual total returns as of 12/31/03

                                             NAV                                          Market Value
                           ----------------------------------------         ------------------------------------------
                              1 Year       5 Years      10 Years               1 Year        5 Years       10 Years
                           ------------- ------------- ------------         ------------- -------------- -------------
Fund                          5.79%         4.25%         5.21%                3.98%          0.17%         4.34%
returns before taxes

Fund
returns after taxes
on distributions              5.78%         4.25%         5.19%                3.96%          0.17%         4.32%

Fund
returns after taxes
on distributions and
sale of fund shares           5.60%         4.40%         5.26%                4.60%          0.93%         4.55%

Lehman Brothers
Municipal Bond Index
reflects no deduction for
fees, expenses or taxes       5.31%         5.83%         6.03%                5.31%          5.83%         6.03%
-------------------------- ------------- ------------- ------------ ------- ------------- -------------- -------------

          Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately [$167] billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company with approximately [$3.5] trillion of assets under management, administration or custody, including approximately [$657] billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

          Primary Portfolio Manager. Joseph P. Darcy has been the Fund's and the Acquiring Fund's primary portfolio manager since November 2001 and January 1996, respectively. He has been employed by Dreyfus since May 1994.

          Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Fund and Acquiring Fund, and David W. Burke, who is a member of the Board of both funds, each fund has different Board members. None of the Board members of the Fund or the Acquiring Fund is an "interested person" (as defined in the 1940 Act) of the Fund or Acquiring Fund ("Independent Board Members"). For a description of the Board members of the Acquiring Fund, see Exhibit B.

           Capitalization. The Fund has classified its shares into one class and the Acquiring Fund has classified its shares into four classes - Class A, Class B, Class C and Class Z. There will be no exchange for Class A, Class B or Class C shares of the Acquiring Fund. The following table sets forth as of May 31, 2004 (1) the capitalization of the Fund's shares, (2) the capitalization of Class Z shares of the Acquiring Fund and (3) the pro forma capitalization of Class Z shares of the Acquiring Fund, as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                 Pro Forma After
                                                                  Reorganization
                                            Acquiring Fund        Acquiring Fund
                            Fund                Class Z              Class Z
                         ------------       ---------------      ---------------
Total net assets         $39,835,264        $1,002,650,288        $1,042,485,552
Net asset value per         $8.71               $14.39                $14.39
  share
Shares outstanding        4,572,972           69,674,954            72,442,889

          The Acquiring Fund's total net assets (Class A, Class B, Class C and Class Z) as of ______, 2004 were $________. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

          The Fund's Charter provides that the Board may authorize and issue preferred shares with rights as determined by the Board without shareholder approval. The Fund has never issued preferred shares. Common shareholders of the Fund have no preemptive right to purchase any preferred shares if issued.

          Share Purchase Procedures. The shares of the Fund and the Acquiring Fund are distributed differently and have different purchase procedures. These differences stem primarily from the fact that the Fund is a closed-end investment company and the Acquiring Fund is an open-end investment company. The Fund's shares are traded on the AMEX at prevailing market prices, which may be equal to, less than, or more than their net asset value. These shares may be purchased by placing an order with any broker who effects trades in AMEX listed stocks. The market price of the Fund's shares may be determined by, among other things, the relative demand for and supply of the shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives.

          The Acquiring Fund's shares may be purchased at their net asset value on any day the New York Stock Exchange (the "NYSE") is open. The Acquiring Fund continuously offers new shares to investors at a price equal to the net asset value of the shares at the time of purchase. The Acquiring Fund's net asset value per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open for regular business, by dividing the value of the Acquiring Fund's net assets by the total number of shares outstanding. The Acquiring Fund's investments generally are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Acquiring Fund's Board. See "Your Investment—Account Policies—Buying Shares" in the Acquiring Fund's Prospectus.

          After the Reorganization, Class Z shares of the Acquiring Fund will be offered to shareholders of the Fund who received Class Z shares in exchange for their Fund shares and continue to maintain Acquiring Fund accounts as a result of the Reorganization and to certain other Acquiring Fund shareholders. Otherwise, Class Z generally will be closed to new investors and for new accounts (except for certain wrap accounts or similar programs or certain group retirement plans). See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the Acquiring Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information for a discussion of purchase procedures.

          Share Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund also are different. A shareholder of the Fund has no right to redeem his or her shares. Fund shareholders generally may sell their shares only in the secondary market at the then current market price, which may be more or less than the Fund's net asset value per share. In contrast, a shareholder of the Acquiring Fund may redeem his or her shares from the Acquiring Fund at any time during which the Acquiring Fund is open for business by tendering such shares to the Acquiring Fund. The redemption price the Acquiring Fund will pay for such shares is equal to their net asset value (less any applicable redemption fee) next determined after receipt of a proper request for redemption. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the Acquiring Fund's Prospectus and "How to Redeem Shares" in the Acquiring Fund's Statement of Additional Information for a discussion of redemption procedures.

          Exchange Privilege and Other Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are different. For example, the Fund does not offer its shareholders any exchange privilege, whereas, shareholders of the Acquiring Fund may exchange at net asset value all or a portion of their Acquiring Fund shares for shares of certain other funds in the Dreyfus Family of Funds. Any exchange will be a taxable event for which a shareholder may have to recognize a gain or a loss under federal income tax provisions. In addition to the exchange privilege, the Acquiring Fund offers other services typically offered by open-end investment companies to their shareholders. These include: Dreyfus Automatic Asset Builder®; Dreyfus Payroll Savings Plan; Dreyfus Government Direct Deposit Privilege; Dreyfus Dividend Sweep; Dreyfus Auto-Exchange Privilege; and Dreyfus Automatic Withdrawal Plan. See "Services for Fund Investors" in the Acquiring Fund's Prospectus and "Shareholder Services" in the Acquiring Fund's Statement of Additional Information for a further discussion of the shareholder services offered.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders dividends once a month and any capital gain distribution annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.

          The Fund has a Dividend Reinvestment Plan (the "DRIP"). Under the DRIP, a shareholder who has Fund shares registered in his or her name has all distributions reinvested automatically by the DRIP agent in additional shares of the Fund's common stock at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation), unless such stockholder elects to receive cash. If market price is equal to or exceeds net asset value, shares are issued at net asset value (but not less than 95% of the market value at the time of valuation). If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the DRIP agent buys Fund shares in the open market. A shareholder who owns Fund shares registered in the name of his or her broker/dealer or other nominee (i.e., in "street name") may not participate directly in the DRIP, but may elect to have cash distributions reinvested by his or her broker/dealer or other nominee in additional Fund shares if such service is provided by the broker/dealer or other nominee; otherwise such distributions are treated like any other cash dividend.

          Dividends and distributions paid by the Acquiring Fund are automatically reinvested in the Acquiring Fund shares at net asset value, unless the shareholder requests cash. There are no fees or sales charges on reinvestments. See "Distributions and Taxes" in the Acquiring Fund's Prospectus for a discussion of such policies.

          Shareholder Services Plan. Class Z shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays Dreyfus Service Corporation, its distributor, a fee in an amount not to exceed the annual rate of 0.25% of the value of the average daily net assets of Class Z shares of the Acquiring Fund for providing shareholder services. See "Distribution Plan and Shareholder Services Plans" in the Acquiring Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan.

          Shareholder Rights. Both the Fund and the Acquiring Fund are Maryland corporations and thus their shareholders have the same rights due them under state law. However, because the shares of the Fund are listed on the AMEX, the Fund currently holds annual meetings of shareholders. The Acquiring Fund does not currently hold annual meetings of shareholders and has no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, the Acquiring Fund is required to hold a shareholder meeting if, among other reasons, the numbers of Directors elected by shareholders is less than a majority of the total number of Directors, or if the Acquiring Fund seeks to change its fundamental investment policies. In addition, holders of at least 10% of the Acquiring Fund's outstanding shares may require the Acquiring Fund to hold a shareholder meeting for the purpose of voting on the removal of any Director.

REASONS FOR THE REORGANIZATION

          The Board members of the Fund and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Fund's Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a larger fund with lower total annual operating expenses without diluting shareholders' interests. The funds have substantially similar investment objectives and investment policies and, as of _________, 2004, the Fund had net assets of approximately $__ million and the Acquiring Fund had net assets of approximately $__ billion. For shareholders of the Fund, the Reorganization is expected to eliminate the market discount at which the shares of the Fund have often traded and offer shareholders more liquidity in their investment. This will be accomplished because shareholders of the Fund will receive shares of the Acquiring Fund, pursuant to the Reorganization, in an amount equal to the net asset value of their holdings in the Fund. As an open-end investment company, the Acquiring Fund redeems its shares at net asset value at any time it is open for business.

          The following table sets forth the high and low sales prices for the shares of the Fund, the net asset value per share and the discount or premium to net asset value represented by the quotation, based on Friday pricing, for the last two years.

                            Quarterly High Price                             Quarterly Low Price
                   --------------------------------------------     -------------------------------------------
        Fiscal                                  Premium                                           Premium
        Quarter      Net Asset      AMEX       (Discount)           Net Asset        AMEX        (Discount)
         Ended         Value        Price       to NAV                Value          Price        to NAV
------------------ ------------- ------------ -----------------    ------------- ------------- --------------
                         $           $            %                      $            $              %

       June 30, 2004    8.89        8.21        (7.65)                  8.60       7.42           (13.72)

      March 31, 2004    9.08        8.33        (8.26)                  9.01       8.14            (9.66)

   December 31, 2003    8.92        8.19        (8.18)                  8.91        7.98          (10.44)

  September 30, 2003    9.00        8.42        (6.44)                  8.78        7.88          (10.25)

       June 30, 2003    9.10        8.42        (7.47)                  8.96        8.00          (10.71)

      March 31, 2003    8.92        8.05        (9.75)                  8.88        7.74          (12.84)

   December 31, 2002    9.01        8.35        (7.33)                  8.91        7.92          (11.11)

  September 30, 2002    9.03        8.59        (4.87)                  8.96        8.23           (8.15)

          As of ________, 2004, the price of the Fund's common stock as quoted on the AMEX was $_____, representing a ____% discount from the common stock's net asset value calculated on that day. The Fund announced on ______, 2004 the Board's approval of the Reorganization.

          In considering various alternatives to eliminate the market discount at which the Fund's shares have traded, the Fund's Board of Directors chose the option of combining the Fund with an open-end fund because, among other reasons, it would afford shareholders more flexibility in deciding whether they wished to recognize gain or loss for tax purposes on the disposition of their shares. One of the other alternatives the Board considered was to convert the Fund to an open-end investment company. The Board believes, however, that conversion to an open-end investment company could expose the Fund to the risk of a substantial reduction in its asset size, a possible loss of economies of scale and an increase in the Fund's expenses as a percentage of net asset value. The Board also believes that the effects of such conversion could adversely affect portfolio management and investment performance.

          In addition, by combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Dreyfus should be able to provide Fund shareholders greater efficiencies in fund operations, including the benefits derived in trading a larger size portfolio and the benefits of economies of scale, which may result in a lower overall expense ratio over time through the spreading of fixed costs of fund operations over a larger asset base. In addition, the elimination of duplicative operations should enable the combined fund to be serviced and/or marketed more efficiently.

          The Board of the Acquiring Fund considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

          In determining whether to recommend approval of the Reorganization, each Board also considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the estimated costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization.

          For the reasons described above, the Board of Directors of the Fund and Acquiring Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

          Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on December __, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class Z shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and Class Z shares of the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

          Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or prior to the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

          As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Acquiring Fund Class Z shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class Z shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Class Z shares of the Acquiring Fund distributed to the record holders of the Fund. Fund share certificates, if any, will be exchanged for Acquiring Fund Class Z share certificates upon presentation to the transfer agent of the Acquiring Fund.

          The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund.

          The total expenses of the Reorganization are expected to be approximately $58,850, which will be borne pro rata according to the aggregate net assets of the Fund and the Acquiring Fund on the date of the Reorganization or, if the Reorganization is not consummated, at the time the Plan is terminated. In addition to use of the mails, proxies may be solicited personally or by telephone, and funds may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Fund's Board. The cost of any such outside solicitation firm, is estimated to be approximately $15,000.

          If the Reorganization is not approved by Fund shareholders, the Fund's Board will consider other appropriate courses of action.

          Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

          Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class Z shares, the Acquiring Fund's assumption of the Fund's stated liabilities and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class Z shares to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class Z shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class Z shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class Z shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class Z shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

          Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

          As of the Fund's fiscal year ended September 30, 2003, the Fund has an unused capital loss carryforward of $1,804,915. There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

          The Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. Pursuant to the Fund's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 2-84105). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-2 (File No. 33-24190), as amended or supplemented.

           Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

           Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus' ability to perform its contract with the Dreyfus funds.

           The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. Reports, proxy statements and other information filed by the Fund also may be inspected at the AMEX.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding Fund shares entitled to vote at the Meeting.

           The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

           As of _______, 2004, the following were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Fund:

                                                                     Percentage of
          Name and Address                                         Outstanding Shares
          ----------------                                        --------------------
                                                                Before               After
                                                           Reorganization       Reorganization
                                                          ----------------      ---------------
                                                                ____%               ____%

           As of _______, 2004, the following were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding Class Z voting shares of the Acquiring Fund:

                                                                     Percentage of
          Name and Address                                         Outstanding Shares
          ----------------                                        --------------------
                                                                Before               After
                                                           Reorganization       Reorganization
                                                          ----------------      ---------------
                                                                ____%               ____%

           As of _______, 2004, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for the fiscal year ended September 30, 2003 and the audited financial statements of the Acquiring Fund for the fiscal year ended May 31, 2004 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the Fund's and the Acquiring Fund's independent registered public accounting firm, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Fund's Directors are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of [Mellon Bank, N.A., _____________________], whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of September __, 2004 (the "Agreement"), between DREYFUS CALIFORNIA MUNICIPAL INCOME, INC. (the "Fund"), a Maryland corporation, and DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC. (the "Acquiring Fund"), a Maryland corporation.

           This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class Z shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a non-diversified, registered, closed-end management investment company, and the Acquiring Fund is a non-diversified, registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock;

           WHEREAS, the Fund's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

                      1. THE REORGANIZATION.

                      1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

                      1.2 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                      1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

                      1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

                      1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

                      1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

                      1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                      1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

                     2. VALUATION.

                     2.1 The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended (the "Acquiring Fund's Charter"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                     2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

                     2.4 All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

                     3. CLOSING AND CLOSING DATE.

                     3.1 The Closing Date shall be December __, 2004, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

                     3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

                     3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                     3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

                     4. REPRESENTATIONS AND WARRANTIES.

                     4.1 The Fund represents and warrants to the Acquiring Fund, as follows:

                            (a) The Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                           (b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                           (c) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party on behalf of the Fund or by which the Fund is bound.

                           (d) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                           (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                           (f) The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended September 30, 2003 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                            (g) Since September 30, 2003, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(f) hereof.

                           (h) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                           (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                            (j) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                           (k) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                           (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                           (m) The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                      4.2 The Acquiring Fund represents and warrants to the Fund, as follows:

                           (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                           (b) The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                           (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                           (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                           (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                           (f) The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended May 31, 2004 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                           (g) Since May 31, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                           (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                           (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                           (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                           (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                           (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                           (m) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                           (n) The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

                           (o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

                      5. COVENANTS OF THE ACQUIRING FUND AND THE FUND.

                     5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

                     5.2 The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                     5.3 Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                     5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

                     5.5 The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                     5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                      6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                     6.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                     6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

                     6.3 The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

                      7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

                     The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                     7.1 All representations and warranties of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                     7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

                      8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

                     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Articles of Incorporation and the 1940 Act.

                     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

                     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                     8.5 The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

                     8.6 The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                            (a) The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

                     No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

                     9. TERMINATION OF AGREEMENT; EXPENSES.

                     9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

                     9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, or officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

                     9.3 The Fund and the Acquiring Fund shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets as of the Closing Date or, if this Agreement is terminated or the Reorganization contemplated hereby is abandoned prior to the Closing Date, as of the date of such termination or abandonment.

                     10. WAIVER.

                     At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

                     11. MISCELLANEOUS.

                     11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                     11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                     11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

                     11.4 This Agreement may be amended only by a signed writing between the parties.

                     11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                     11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

ATTEST: Michael A. Rosenberg, Secretary	DREYFUS CALIFORNIA MUNICIPAL INCOME, INC. By: Stephen E. Canter, President

ATTEST: John H. Hammalian, Secretary	DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC. By: Stephen E. Canter, President

Exhibit B

DESCRIPTION OF THE ACQUIRING FUND'S BOARD MEMBERS

Board Members of the Acquiring Fund1

           Board members of the Acquiring Fund, together with information as to their positions with the Acquiring Fund, principal occupations and other board memberships and affiliations, are shown below.

Name  (Age)                                Principal Occupation
Position with Acquiring Fund (Since)       During Past 5 Years                    Other Board Memberships and Affiliations
------------------------------------       ---------------------                  -----------------------------------------

Joseph S. DiMartino (60)                   Corporate Director and Trustee         The Muscular Dystrophy Association, Director
Chairman of the Board (1995)                                                      Levcor International, Inc., an apparel fabric
                                                                                    processor, Director
                                                                                  Century Business Services, Inc., a provider of
                                                                                     outsourcing functions for small and medium size
                                                                                     companies, Director
                                                                                  The Newark Group, a provider of a national market
                                                                                    of paper recovery facilities, paperboard mills
                                                                                    and paperboard converting plants, Director

David W. Burke (67)                        Corporate Director and Trustee         John F. Kennedy Library Foundation, Director
Board Member (1994)                                                               U.S.S. Constitution Museum, Director

Samuel Chase (71)                          Corporate Director and Trustee         None
Board Member (1983)

Gordon J. Davis (62)                       Partner in the law firm of LeBoeuf,    Consolidated Edison, Inc., a utility company,
Board Member (1995)                          Lamb, Greene & MacRae LLP               Director
                                                                                  Phoenix Companies, Inc., a life insurance company,
                                           President, Lincoln Center for the         Director
                                             Performing Arts, Inc. (2001)         Board Member/Trustee for several not-for-
                                                                                     profit groups

Joni Evans (61)                            Senior Vice President of the William   None
Board Member  (1983)                         Morris Agency

Arnold S. Hiatt (76)                       Chairman of The Stride Rite            Isabella Stewart Gardner Museum, Trustee
Board Member (1983)                          Charitable Foundation                John Merck Fund, a charitable trust, Trustee
                                                                                  Business for Social Responsibility, Chairman

Burton N. Wallack (52)                     President and co-owner of Wallack      None
Board Member (1991)                          Management Company, a real estate
                                             management company

________________
1 None of the Board members are "interested persons" of the Acquiring Fund, as defined in the 1940 Act.

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

           The undersigned shareholder of Dreyfus California Municipal Income, Inc. (the "Fund") hereby appoints Robert R. Mullery and Joni Charatan, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on October 25, 2004, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at [_:__ _.m.], on Friday, December 17, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Fund and Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund to the Acquiring Fund, in exchange for the Acquiring Fund's Class Z shares having an aggregate net asset value equal to the value of the Fund's assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

FOR [_]	AGAINST [_]	ABSTAIN [_]

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THREE EASY WAYS TO VOTE YOUR PROXY

           1. TELEPHONE: Call 1-800-___-____ and follow the simple instructions.

           2. INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

           3. MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

                 If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: Signature(s) Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

October __, 2004

Acquisition of the Assets of

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class Z Shares of

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated October __, 2004 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus California Municipal Income, Inc. (the "Fund") in exchange for Class Z shares of Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated May 14, 2004.

2.	The Acquiring Fund's Annual Report for the fiscal year ended May 31, 2004

3.	The Fund's Annual Report for the fiscal year ended September 30, 2003.

4.	The Fund's Semi-Annual Report for the six-month period ended March 31, 2004.

           The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated _______, 2004 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

           The Acquiring Fund's Statement of Additional Information dated May 14, 2004 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A, filed May 13, 2004 (File No. 2-84105). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated May 31, 2004 filed August 4, 2004.

           The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended September 30, 2003 and Semi-Annual Report for the six months ended March 31, 2004 filed December 1, 2003 and May 28, 2004, respectively.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A, filed September 28, 2000.

Item 16	Exhibits. All references are to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A, filed on March 5, 2004 (File No. 2-84105) (the "Registration Statement") unless otherwise noted.

(1)(a)	Registrant's Articles of Incorporation are incorporated by reference to Exhibit 1(a) of Post Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on September 3, 1996.

(1)(b)	Form of Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 29 to the Registration Statement.

(2)	Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on September 28, 2000.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 29 to the Registration Statement.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 29 to the Registration Statement.

(8)	Not Applicable.

(9)(a)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on September 3, 1996.

(9)(b)	Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on September 28, 2001.

(9)(c)	Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on September 28, 2001.

(10)(a)	Shareholder Services Plan for Classes A, B and C shares is incorporated by reference to Exhibit (h)(i) of Post-Effective Amendment No. 29 to the Registration Statement.

(10)(b)	Shareholder Services Plan for Class Z shares is incorporated by reference to Exhibit (h)(ii) of Post-Effective Amendment No. 29 to the Registration Statement.

(10)(c)	Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 29 to the Registration Statement.

(10)(d)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 29 to the Registration Statement.

(11)(a)	Opinion of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on September 3, 1996.

(11)(b)	Consent of Registrant's counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Auditors.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Form of Proxy.*

__________

* ** ***	Filed herewith. To be filed by Post-Effective Amendment. Filed as part of signature page.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 22nd day of September, 2004.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC. (Registrant) By: /s/ Stephen E. Canter Stephen E. Canter, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints Robert R. Mullery, Michael A. Rosenberg, John B. Hammalian and Steven F. Newman and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ Stephen E. Canter Stephen E. Canter	President (Principal Executive Officer)	September 22, 2004

/s/ James Windels James Windels	Treasurer (Principal Accounting and Financial Officer)	September 22, 2004

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	September 22, 2004

/s/ David W. Burke David W. Burke	Board Member	September 22, 2004

/s/ Samuel Chase Samuel Chase	Board Member	September 22, 2004

/s/ Gordon J. Davis Gordon J. Davis	Board Member	September 22, 2004

/s/ Joni Evans Joni Evans	Board Member	September 22, 2004

/s/ Arnold S. Hiatt Arnold S. Hiatt	Board Member	September 22, 2004

/s/ Burton N. Wallack Burton N. Wallack	Board Member	September 22, 2004

Exhibit Index

(11)(b) (14)	Consent of Registrant's Counsel Consent of Independent Auditors